Putnam
                                 Balanced
                                 Retirement
                                 Fund

                                 [photo of ??? NEED PRINTED SAMPLE]

ANNUAL REPORT
October 31, 1995
                                [Putnam logo]
                    B O S T O N * L O N D O N * T O K Y O

Fund highlights

[arrow] "Putnam Balanced Retirement Fund is managed as the most conservative and highest-yielding balanced fund in Putnam's growth and income category. By using a conservative approach, we seek to offer protection on the downside of the markets while positioning investors' assets to benefit on the upside."
        --Edward P. Bousa, Fund Manager, Putnam Balanced Retirement Fund

[arrow] Pat Regnier of Morningstar, Inc. says, regarding the fund's name change, "It's a good thing Putnam isn't messing with success . . . This year, Bousa and Taubes have generated competitive gains."
        --Morningstar Mutual Funds, September 1, 1995

CONTENTS

Report from Putnam Management     p.  4
Fund performance summary          p.  8
Portfolio holdings                p. 13
Financial statements              p. 25

From the Chairman                                    [photo of George Putnam]
                                                            (c) Karsh, Ottawa

Dear Shareholder:

Putnam Balanced Retirement Fund turned in a very respectable performance for the fiscal year ended October 31, 1995, demonstrating that a conservatively oriented, balanced investment does not necessarily go hand in hand with modest results.

For example, by anticipating the bond market turnaround early in fiscal 1995, your fund's managers were able to position the portfolio to take full advantage of the ensuing rally. By shifting assets to foreign bonds, they were able to capture increasing income and appreciation potential abroad. And by astute selection of stocks of companies undergoing positive changes, they were able to carve out a share of the U.S. stock market's rise.

Future results, of course, can never be assumed on the basis of past performance, but consistency has been a goal of the fund's management. In the report that follows, your fund's managers discuss prospects for fiscal 1996 and review fiscal 1995 results.

Respectfully yours,
/s/ George Putnam
George Putnam
Chairman of the Trustees
December 20, 1995

Report from the Fund Managers
Edward P. Bousa
Kenneth J. Taubes
Rosemary H. Thomsen

Impressive stock and bond market performance fueled the gains realized by Putnam Balanced Retirement Fund for the fiscal year ended October 31, 1995. In addition to favorable market dynamics--low inflation, declining interest rates, and slowing economic growth--the fund's hearty returns can be attributed to sound stock picking, strategic bond allocation, and effective duration management.

As the fiscal year progressed, we increased the portfolio's equity exposure. We also adjusted the portfolio's weightings in several fixed-income sectors, trimming positions in the U.S. government and corporate arenas in order to take advantage of increasing income and appreciation opportunities presented by foreign bonds and convertible securities. Our strategies proved rewarding: for the 12-month period, your fund's class A and class B shares returned a total of 19.32% and 18.25% at net asset value, respectively.

[arrow]  FUND'S NAME CHANGED; STRATEGY STILL THE SAME
As you may know, on June 1, 1995, the fund's name was changed from Putnam Managed Income Trust to Putnam Balanced Retirement Fund. Putnam Management believed a new name was needed to better reflect the fund's balanced combination of stocks and bonds. Over the years, your fund has become Putnam's most conservative growth and income fund, of interest to many investors either planning for retirement or currently living off their retirement income. The name change does not affect your fund's ability to pursue high current return and relative stability of principal.

[arrow]  EQUITY PERFORMANCE DRIVEN BY KEEN STOCK SELECTION

Our value-oriented style of investing involves seeking out-of-favor companies with sound balance sheets as well as companies undergoing positive internal changes. Evaluating the characteristics of each individual stock remains the focus of our investment style, and this focus frequently uncovers opportunities within industries as well.

Throughout the period, we maintained significant exposure to interest-rate sensitive financial stocks, which provided a substantial boost to fund performance. Holdings in large money center and superregional banks--such as J.P. Morgan, Bankers Trust New York, BankAmerica, and NationsBank--enjoyed significant price appreciation, profiting from falling interest rates, increasing loan volumes, and in the case of J.P. Morgan, increased securities underwriting and trading revenues. Merger activity within the industry has also been a positive influence on these holdings.

Pharmaceutical and health-care stocks were also among the fund's best-performing holdings, benefiting from the demise of health-care reform, strong earnings growth, consolidation, and new product introductions. Telephone utility holdings advanced smartly in response to increased demand for telecommunications products and services. Bell Atlantic is one portfolio company positioned to capture a significant share of the fast-growing global telecommunications business.

Mergers and acquisitions, restructuring, and increasing global market share have dominated board room discussions across corporate America for several years now. The trend has touched virtually all areas of the stock market. Consequently, many portfolio holdings have been positively influenced by these trends. A prime example is Weyerhaeuser, a major manufacturer of forest products. Along with naming a new head of its paper operations, the company has introduced an ambitious cost-cutting program. W.R. Grace & Co. has given a big boost to the fund as it successfully completed extensive internal restructuring for improved profitability in the chemicals industry. Philip Morris, Eastman Kodak, and TRW are other portfolio companies that have reaped the gains resulting from increased global presence.

Our success over the period was as much a result of the stocks we selected as those we avoided--for example, electric utilities, one of the poorest performing stock groups for most of the year. Late in the period, however, as their valuations became too compelling to ignore, we began purchasing electric utilities. Those we selected have since picked up in performance.

[arrow]  FIXED-INCOME HOLDINGS BENEFIT IN BOND MARKET RALLY

Our fixed-income asset allocation involved taking advantage of the price appreciation and yield opportunities presented by the declining interest rate environment that characterized much of fiscal 1995. Recognizing quite early in the period that a turnaround in the broad market was close at hand, we concentrated our efforts on extending duration by emphasizing debt securities with longer maturities. As a measure of an investment's sensitivity to interest rates, duration plays a key role in fixed-income performance. Typically, the longer a portfolio's duration, the greater the potential for share-price appreciation when interest rates decline and inflation expectations improve.

U.S. government and agency obligations dominated our selections, with an emphasis on longer-term Treasury issues and discount coupon mortgage-backed securities. This focus proved rewarding; as the yield curve flattened, long-term interest rates declined farther than short-term rates. The fund's Treasury holdings experienced significant price appreciation while the mortgages provided an attractive income stream.

Our substantial weighting in corporate bonds--both high-yield and investment-grade--also contributed to the fund's favorable performance. Improving credit situations, strong cash flow generation, enhanced productivity, and changing supply/demand dynamics were some of the sector-specific factors that fostered solid returns. Holdings within the cable television and entertainment industries were particularly robust performers, providing generous yields and firm prospects for continued growth. To obtain further diversification and attractive yield within the corporate arena, we slightly increased the fund's exposure to non-agency mortgage securities.

[typeset representation of bar chart]

TOP INDUSTRY SECTORS FOR STOCK HOLDINGS*

Utilities               7.9%
Insurance and finance   6.8%
Oil and gas             3.8%
Consumer nondurables    3.1%
Health care             2.6%

*Based on total net assets as of 10/31/95. Holdings will vary over time.

TOP 10 HOLDINGS (10/31/95)

U.S. Treasury bonds 11-5/8s 11/15/04
-----------------------------------------------------------------------------
Government National Mortgage Association pass-through
certificates 7s with various due dates from 3/15/23 to 9/15/25
-----------------------------------------------------------------------------
U.S. Treasury bonds 8-7/8s 8/15/17
-----------------------------------------------------------------------------
Government National Mortgage Association pass-through
certificates 6-1/2s with various due dates from 7/15/25 to 10/15/25
-----------------------------------------------------------------------------
U.S. Treasury notes 7-1/4s 8/15/04
-----------------------------------------------------------------------------
United Kingdom Treasury bonds 9-3/4s 2002
-----------------------------------------------------------------------------
U.S. Treasury bonds 7-1/2s 11/15/24
-----------------------------------------------------------------------------
Exxon Corporation
Oil and gas drilling, production, refining, and marketing
-----------------------------------------------------------------------------
Old Dominion Electric Co. Ser. 93-A 1st mtge.
Sinking Fund, 7-7/8s 2023
-----------------------------------------------------------------------------
Federal National Mortgage Association Dwarfs, 6 with various due dates from 1/1/09 to 10/1/09

These holdings represent 21.9% of the fund's net assets. Portfolio holdings will vary over time.

Foreign bond holdings were concentrated in the United Kingdom, France, and Germany. At the fiscal year's midpoint, these holdings peaked at nearly 10% of net assets. Midsummer rallies across Europe provided us with the opportunity to sell some French holdings and take profits; we subsequently reduced the fund's foreign exposure to roughly 3.8% by period's end.

[arrow]  OUR FOCUS: DOWNSIDE PROTECTION, UPSIDE POTENTIAL


We believe the fund's equity and fixed-income holdings will continue to perform well in 1996. The current environment of low inflation, stable-to-declining interest rates, and slow economic growth bodes well for the markets. However, given the late stage of the business cycle, we will structure the fund's corporate bond holdings a bit more defensively. We've begun to selectively upgrade the fund's corporate bond exposure. On the equity side, we will continue to target companies with low valuations and high probability of successful change, carefully scrutinizing balance sheets to identify those with the potential to perform well regardless of the economy's direction. We believe this approach--combined with Putnam's extensive research capabilities--gives your fund effective downside protection as well as solid appreciation potential within a conservative income-oriented framework.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/95

                        Class A           Class B           Class M
                       (4/19/85)*        (2/1/94)*         (3/17/95)*
                      NAV      POP      NAV     CDSC      NAV      POP
1 year               19.32%   12.46%   18.25%   13.25%      --      --
5 years             100.54    88.92       --       --       --      --
Annual average       14.93    13.57       --       --       --      --
10 years            174.07   158.33       --       --       --      --
Annual average       10.61     9.96       --       --       --      --
Life-of-class           --       --    15.00    11.00    13.13%   9.19%
Annual average          --       --     8.31     6.14       --      --

*Commencement of operations

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/95

                                         Lehman Bros.
                              S&P 500     Govt./Corp.       Consumer
                               Index      Bond Index      Price Index
1 year                         26.36%        16.61%           2.81%
5 years                       121.28         62.81           15.13
Annual average                 17.22         10.24            2.86
10 years                      320.19        160.55           41.40
Annual average                 15.44         10.05            3.52
Life of class B (2/1/94)       26.65         10.33            5.13
Annual average                 14.46          5.78            2.90
Life of class M (3/17/95)      18.34         10.55            1.52

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

[typeset representation of line chart]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000
investment since 10/31/85

Starting value                                                   Ending value
$ 9,425             Fund's Class A shares at POP                 $25,833
$10,000             S&P 500 Index                                $42,019
$10,000             Lehman Bros. Govt/Corp Bond Index            $26,055
$10,000             Consumer Price Index                         $14,140

(plot points for mountain chart)
                                             Lehman Bros.
                                             Govt/Corp Bond
Date/year      Fund at POP    S&P 500 Index  Index          CPI
10/31/85        9,245         10,000         10,000         10,000
10/31/86       10,803         13,315         12,001         10,147
10/31/87       10,119         14,159         12,226         10,607
10/31/88       12,124         16,259         13,525         11,058
10/31/89       14,100         20,531         15,167         11,555
10/31/90       12,882         18,988         16,003         12,282
10/31/91       16,654         25,350         18,463         12,640
10/31/92       18,511         27,866         20,404         13,045
10/31/93       21,783         32,015         23,190         13,404
10/31/94       21,650         33,253         22,343         13,753
10/31/95       25,833         42,019         26,055         14,140s

Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $11,500 on 10/31/95 ($11,100 with a redemption at the end of the period).
A $10,000 investment in the fund's class M shares at inception on 3/17/95 would have been valued at $11,313 at net asset value on 10/31/95 ($10,919 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 MONTHS ENDED 10/31/95

Distributions:     Class A                     Class B       Class M
Number                   4                           4             2
Income              $0.460                      $0.404        $0.214
Total                0.460                       0.404         0.214
Share value:           NAV           POP           NAV           NAV         POP
10/31/94            $ 8.68        $ 9.21        $ 8.67          --            --
3/17/95                 --            --            --        $ 8.88      $ 9.20
(inception of class M shares)
10/31/95              9.84         10.44          9.80          9.82       10.18
Current return:
End of period
Current dividend
rate(1)               4.47%         4.21%         3.92%         4.28%       4.13%
Current 30-day
SEC yield(2)          3.81          3.59          3.10          3.35        3.23

(1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)

                     Class A           Class B          Class M
                  NAV      POP      NAV      CDSC     NAV      POP
1 year           19.45%   12.58%   18.49%   13.49%      --       --
5 years          96.80    85.59       --       --       --       --
Annual average   14.50    13.17       --       --       --       --
10 years        181.20   165.12       --       --       --       --
Annual average   10.89    10.24       --       --       --       --
Life-of-class       --       --    15.23    11.23       --       --
Annual average      --       --     8.92     6.62    13.24%    9.31%

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Standard & Poor's 500 Index is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible investment-grade corporate debt securities and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

These indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund*
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Health Sciences Trust
International New Opportunities Fund
Investors Fund
Natural Resources Trust
New Opportunities Fund
OTC Emerging Growth Fund
Overseas Growth Fund
Vista Fund
Voyager Fund
Voyager II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Adjustable Rate U.S. Government Fund
American Government Income Fund
Diversified Income Trust
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Intermediate Tax Exempt Fund
Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds+

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

LIFESTAGES(SM) FUNDS

Putnam Asset Allocation Funds--three
investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS++

Putnam money market funds:

California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund

CDs and savings accounts[S].

  * Temporarily closed to new investors.

  + Not available in all states.

 ++ Relative to above.

[S] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Report of independent accountants
For the year ended October 31, 1995

To the Trustees and Shareholders of
Putnam Balanced Retirement Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Balanced Retirement Fund, formerly Putnam Managed Income Trust, (the "fund") at October 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995

Portfolio of investments owned
October 31, 1995

COMMON STOCKS (41.2%)*
NUMBER OF SHARES                                                VALUE

Aerospace and Defense (0.6%)
 33,000      General Motors Corp. Class H                 $ 1,386,000
 22,000      Lockheed Martin Corp.                          1,498,750
                                                            2,884,750

Automotive (0.5%)
 18,000      Chrysler Corp.                                   929,250
 30,000      General Motors Corp.                           1,312,500
                                                            2,241,750

Basic Industrial Products (1.0%)
 18,000      Ball Corp.                                       497,250
 13,000      Deere (John) & Co.                             1,161,875
 33,000      Harnischfeger Industries, Inc.                 1,039,500
  7,700      Minnesota Mining & Manufacturing Co.             437,938
 44,000      Varity Corp.                                   1,595,000
                                                            4,731,563

Business Equipment and Services (0.9%)
 10,000      IBM Corp.                                        972,500
120,000      Unisys Corp.                                     675,000
 20,300      Xerox Corp.                                    2,633,925
                                                            4,281,425

Chemicals (1.8%)
 61,000      du Pont (E.I.) de Nemours & Co., Ltd.          3,804,875
  3,000      Hoechst AG (Germany)                             781,680
 57,000      Union Carbide Corp.                            2,158,875
 70,000      Witco Chemical Corp.                           1,977,500
                                                            8,722,930

Conglomerates (1.2%)
 61,500      Ogden Corp.                                    1,399,125
 59,000      TRW, Inc.                                      3,879,250
  8,000      United Technologies Corp.                        710,000
                                                            5,988,375

Consumer Non Durables (3.1%)
 73,000      American Brands, Inc.                          3,129,875
 32,000      Avon Products, Inc.                            2,276,000
 26,000      Corning, Inc.                                    679,250
 36,000      Kimberly-Clark Corp.                           2,614,500
 56,000      Philip Morris Cos., Inc.                       4,732,000
 21,900      RJR Nabisco Holdings Corp.                       673,425
 20,200      Springs Industries, Inc. Class A                 866,075
                                                           14,971,125

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

Consumer Services (1.4%)
46,000       Dun & Bradstreet Corp.                        $ 2,748,500
35,000       Knight-Ridder, Inc.                             1,942,500
24,000       McGraw-Hill, Inc.                               1,965,000
                                                             6,656,000

Electronics and Electrical Equipment (1.1%)
51,300       Eaton Corp.                                     2,629,125
 6,000       Emerson Electric Co.                              427,500
36,000       General Signal Corp.                            1,147,500
32,000       Honeywell, Inc.                                 1,344,000
                                                             5,548,125

Energy-Related (0.1%)
37,000       Westcoast Energy, Inc.                            545,750

Environmental Control (0.4%)
61,000       WMX Technologies, Inc.                          1,715,625

Food and Beverages (1.0%)
 5,600       Anheuser-Busch Cos., Inc.                         369,600
37,100       Archer Daniels Midland Co.                        598,238
19,200       Dean Foods Co.                                    535,200
53,000       Flowers Industries, Inc.                        1,146,125
15,200       Heinz (H.J.) Co.                                  706,800
28,000       Nestle S.A. (Registered) ADR
             (Switzerland)                                   1,400,000
                                                             4,755,963

Forest Products (1.3%)
 1,800       Crown Vantage, Inc.                                35,775
47,000       Potlatch Corp.                                  1,979,875
 3,000       Rayonier, Inc.                                    112,500
90,000       Weyerhaeuser Co.                                3,971,250
                                                             6,099,400

Health Care (2.6%)
23,000       American Home Products Corp.                    2,038,375
53,600       Baxter International, Inc.                      2,070,300
57,000       Bristol-Myers Squibb Co.                        4,346,250
28,800       Upjohn Co.                                      1,461,600
32,000       Warner-Lambert Co.                              2,724,000
                                                            12,640,525

Insurance and Finance (6.8%)
24,000       Aetna Life & Casualty Co.                       1,689,000
 4,500       Allmerica Financial Corp.                         113,063
58,000       American General Corp.                          1,906,750
39,000       AON Corp.                                       1,603,875
35,000       BankAmerica Corp.                               2,012,500
17,232       Bankers Trust New York Corp.                    1,098,540
64,000       Beneficial Corp.                                3,136,000
11,000       CIGNA Corp.                                     1,090,375
54,000       CoreStates Financial Corp.                      1,964,250

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

Insurance and Finance (continued)
 24,000      First Union Corp.                             $ 1,191,000
 70,000      Fleet Financial Group, Inc.                     2,712,500
 65,800      Keycorp                                         2,220,750
 58,000      Morgan (J.P.) & Co., Inc.                       4,473,250
 35,000      NationsBank Corp.                               2,301,250
 82,000      PNC Bank Corp.                                  2,152,500
 21,000      Provident Life & Accident Insurance Co.
             Class B                                           561,750
 23,600      SAFECO Corp.                                    1,514,825
 30,000      Synovus Financial Corp.                           753,750
                                                            32,495,928

Metals and Mining (0.5%)
 34,000      Carpenter Technology Corp.                      1,287,750
  6,000      Phelps Dodge Corp.                                380,250
 12,000      Reynolds Metal Co.                                604,500
                                                             2,272,500

Oil and Gas (3.8%)
 27,000      Amoco Corp.                                     1,724,625
 22,000      Enron Corp.                                       756,250
 73,000      Exxon Corp.                                     5,575,375
 18,000      Imperial Oil Ltd.                                 657,000
 17,000      Mobil Corp.                                     1,712,750
 77,000      Occidental Petroleum Corp.                      1,655,500
 54,000      Phillips Petroleum Co.                          1,741,500
 28,700      Repsol S.A. ADR (Spain)                           850,238
 14,000      Royal Dutch Petroleum Co. PLC ADR
             (Netherlands)                                   1,720,250
 56,000      Total Corp. ADR (France)                        1,729,000
                                                            18,122,488

Photography (1.0%)
 55,000      Eastman Kodak Co.                               3,444,375
 36,000      Polaroid Corp.                                  1,539,000
                                                             4,983,375

Real Estate (1.1%)
 43,000      Bradley Real Estate Trust, Inc.                   618,125
 37,900      Duke Realty Investments, Inc.                   1,160,688
 47,200      Equity Residential Properties Trust             1,321,600
 29,000      Evans Withycombe Residential                      547,375
 40,000      LTC Properties, Inc.                              580,000
 14,800      Macerich Co.                                      297,850
 20,000      Storage USA, Inc.                                 585,000
                                                             5,110,638

Retail (1.3%)
114,000      K mart Corp.                                      926,250
 59,000      Melville Corporation                            1,888,000
 53,000      Penney (J.C.) Co., Inc.                         2,232,625
 37,000      Sears, Roebuck & Co.                            1,258,000
                                                             6,304,875

Telecommunications (0.2%)
 39,000      MCI Communications Corp.                          972,563

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

Transportation (1.6%)
  2,800      CSX Corp.                                    $    234,500
 12,000      Conrail, Inc.                                     825,000
 36,900      Consolidated Freightways, Inc.                    857,925
 15,000      Norfolk Southern Corp.                          1,158,750
102,200      Ryder System, Inc.                              2,465,575
 32,000      Union Pacific Corp.                             2,092,000
                                                             7,633,750

Utilities (7.9%)
 42,000      American Telephone & Telegraph Co.              2,688,000
 58,100      Bell Atlantic Corp.                             3,696,613
 32,000      Central Maine Power Co.                           444,000
142,000      Cinergy Corp.                                   4,029,250
 38,000      Consolidated Natural Gas Co.                    1,444,000
 42,000      Dominion Resources, Inc.                        1,669,500
 31,000      Entergy Corp.                                     883,500
 82,000      NYNEX Corp.                                     3,854,000
 36,000      Oklahoma Gas & Electric Co.                     1,440,000
 43,000      Pacific Enterprises                             1,064,250
 72,000      Potomac Electric Power Co.                      1,800,000
 40,000      Public Service Co. of Colorado                  1,365,000
 28,000      Public Service Enterprise Group, Inc.             822,500
 63,200      Scana Corp.                                     1,603,700
 90,000      Sprint Corp.                                    3,465,000
 27,200      Telefonica de Espana SA ADR (Spain)             1,023,400
 77,000      Texas Utilities Electric Co.                    2,829,750
 59,700      US West, Inc.                                   2,843,213
 35,000      WICOR, Inc.                                     1,036,875
                                                            38,002,551
             Total Common Stocks (cost $177,580,890)      $197,681,974

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.5%)*
PRINCIPAL AMOUNT                                                    VALUE

$ 2,513,506    Federal National Mortgage Association
                pass-through certificates 7s, with
                various due dates from February 1, 2024
                to June 1, 2024                                $2,492,293
  5,340,060     Dwarfs, 6s, with various due dates from
                  January 1, 2009 to October 1, 2009            5,211,525
 13,848,803    Government National Mortgage Association
                pass-through certificates 7s, with
                various due dates from March 15, 2023 to
                September 15, 2025                             13,753,524
 10,196,993     6-1/2s, with various due dates from July
                  15, 2025 to  October 15, 2025                 9,916,613
  3,051,412     Midgets 6-1/2s, with various due dates
                  from July 15,  2008 to June 15, 2009          3,040,915
  3,207,383     Midgets 6s, with various due dates from
                  November  15, 2008 to April 15, 2009          3,140,221
 21,665,000    U.S. Treasury Bonds 11-5/8s, November 15,
                2004                                           29,972,228
  9,365,000    U.S. Treasury Bonds 8-7/8s, August 15,
                2017                                           12,035,523
  4,310,000    U.S. Treasury Bonds 8-1/8s, August 15,
                2019                                            5,188,163
  5,615,000    U.S. Treasury Bonds 7-1/2s, November 15,
                2024                                            6,415,138
  8,755,000    U.S. Treasury Notes 7-1/4s, August 15,
                2004                                            9,480,002
  5,340,000    U.S. Treasury Strips zero %, February 15,
                2003                                            3,475,699
  5,435,000    U.S. Treasury Strips zero %, May 15, 2003        3,480,683
     95,000    U.S. Treasury Strips zero %, November 15,
                2000                                               71,067
               Total U.S. Government and Agency
                Obligations (cost $102,912,547)              $107,673,594

CORPORATE BONDS AND NOTES (19.2%)*
PRINCIPAL AMOUNT                                                           VALUE

Advertising (--%)
$  200,000    Outdoor Systems, Inc. sr. notes 10-3/4s, 2003          $  191,000

Aerospace and Defense (0.1%)
   250,000    K&F Industries Inc. sub. deb. 13-3/4s, 2001               260,000
   270,000    Sequa Corp. bonds 8-3/4s, 2001                            247,050
                                                                        507,050

Automotive (0.1%)
   365,000    Key Plastics Inc. sr. notes 14s, 1999                     375,950

Basic Industrial Products (--%)
   275,000    Inter-City Products Corp. sr. notes 9-3/4s, 2000          200,750

Broadcasting (1.1%)
    50,000    Act III Broadcasting, Inc. sr. sub. notes 9-5/8s,
               2003                                                      50,500
   250,000    CF Cable TV sr. notes 9-1/8s, 2007 (Canada)               253,750
    75,000    Cablevision Systems Corp. sr. sub. deb. 9-7/8s, 2023       77,625
   205,000    Cablevision Systems Corp. sr. sub. reset deb.
               10-3/4s, 2004                                            214,225
   150,000    Century Communications Corp. sr. notes 9-1/2s, 2005       151,125
   200,000    Paxson Communications Corp. 144A sr. sub. notes
               11-5/8s, 2002                                            198,000
 3,500,000    Tele-Communications, Inc. sr. deb. 9.8s, 2012           4,009,460
   385,000    Telewest Communications PLC deb. stepped-coupon zero
               % (11s, 10/1/00), 2007 (United Kingdom)++                227,631
                                                                      5,182,316

Building and Construction (--%)
   200,000    Scotsman Group, Inc. sr. notes 9-1/2s, 2000               201,000

Business Services (0.1%)
   500,000    Corporate Express, Inc. Ser. B, sr. sub. notes
               9-1/8s, 2004                                             497,500

Chemicals (0.5%)
   225,000    Acetex Corp. 144A sr. notes 9-3/4s, 2003                  231,188
   250,000    G-I Holdings, Inc. sr. notes zero %, 1998                 186,250
   230,000    Huntsman Corp. 1st mtge. 10-5/8s, 2000                    250,700
   900,000    Lyondell Petrochemical Co. global notes 9-1/8s, 2002    1,009,620
   675,000    OSI Specialties Inc. sr. sub. notes 9-1/4s, 2003          742,500
                                                                      2,420,258

Conglomerates (0.2%)
   250,000    ADT Ltd. sr. sub. notes 9-1/4s, 2003                      264,375
   500,000    MacAndrews & Forbes Holdings, Inc. sub. deb.
               notes 13s, 1999                                          500,625
                                                                        765,000

Consumer Durable Goods (--%)
   106,139    Simmons Mattress Corp. 144A deb. 8s, 2003++++             106,139

Consumer Non Durables (0.1%)
   450,000    Playtex Family Products Corp. sr. sub. notes 9s,
               2003                                                     402,750

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                             VALUE

Consumer Services (1.2%)
$  100,000     General Media Corp. sr. secd. notes 10-5/8s, 2000       $   77,000
   225,000     Herff Jones, Inc. 144A sr. sub. notes 11s, 2005            232,875
   250,000     Centennial Cellular Corp. sr. notes 8-7/8s, 2001           243,125
   400,000     Comcast Cellular Corp. sr. participating notes Ser.
                A, zero %, 2000                                           306,000
   225,000     Metrocall, Inc. sr. sub. notes 10-3/8s, 2007               230,625
 3,885,000     News America Holdings, Inc. sr. notes 12s, 2001          4,340,167
                                                                        5,429,792

Electronics and Electrical Equipment (0.1%)
   500,000     Amphenol Corp. 144A sr. notes 10.45s, 2001                 550,000

Entertainment (1.1%)
   250,000     Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000+        202,500
   250,000     Casino America, Inc. 1st mtge. deb. 11 11-1/2s, 2001       242,500
   300,000     Louisiana Casino Cruises Corp. 1st mtge. 11-1/2s,
                1998                                                      294,000
   275,000     Marvel Parent Holdings, Inc. sr. secd. disc. notes
                zero %, 1998                                              198,000
   100,000     Mohegan Tribal Gaming 144A sr. notes 13-1/2s, 2002         104,750
   100,000     Premier Parks, Inc. sr. notes 12s, 2003                    103,250
 3,700,000     Time Warner, Inc. deb. 9-1/8s, 2013                      4,009,727
    75,000     Time Warner, Inc. notes 8.18s, 2007                         77,381
    75,000     Time Warner, Inc. notes 8.11s, 2006                         77,147
    37,000     Time Warner, Inc. notes 7.975s, 2004                        38,009
       500     Time Warner, Inc. Floating Rate Note (FRN) 6.835s,
                2000                                                          503
                                                                        5,347,767

Food and Beverages (0.2%)
   500,000     Fresh Del Monte Produce Corp. NV Ser. B, sr. notes,
                10s, 2003 (Netherlands)                                   420,000
   500,000     PSF Finance (L.P.) sr. exch. notes 12-1/4s, 2004           515,875
   125,000     Stater Brothers 144A sr. notes 11s, 2001                   126,875
                                                                        1,062,750

Forest Products (0.2%)
   100,000     APP International Finance Co. company guaranty
                11-3/4s, 2005 (Netherlands)                               102,500
   200,000     Domtar, Inc. notes 12s, 2001(Canada)                       232,250
   250,000     Riverwood International Corp. sr. notes 10-3/4s,
                2000                                                      264,375
   250,000     Riverwood International Corp. sr. sub. notes
                10-3/8s, 2004                                             266,250
   250,000     Stone Container Corp. sr. sub. notes 9-7/8s, 2001          247,500
                                                                        1,112,875

Health Care (0.5%)
 1,340,000     Columbia Healthcare Corp. deb. 8.36s, 2024               1,508,157
   100,000     Graphic Controls Corp. 144A sr. sub. notes 12s, 2005       102,000
   250,000     Healthsouth Rehabilitaton sr. sub. notes 9-1/2s,
                2001                                                      265,000
   250,000     McGaw, Inc. sr. notes 10-3/8s, 1999                        259,375
   250,000     Paracelsus Healthcare Corp. sr. sub. notes 9-7/8s,
                2003                                                      252,500
                                                                        2,387,032

Insurance and Finance (5.0%)
   200,000     AIM Management Group sr. secd. notes 9s, 2003              203,000
   500,000     American Annuity Group, Inc. sr. sub. notes 11-1/8s,
                2003                                                      537,500

18

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                             VALUE

Insurance and Finance (continued)
$1,160,000     BAT Capital Corp. 144A med. term notes 6.19s, 2000     $ 1,146,579
   500,000     Bankers Life Holding Corp. sr. sub. notes Ser. B,
                13s, 2002                                                 570,000
   150,000     Centerbank sub. notes 8-3/8s, 2002                         152,130
   270,000     Chevy Chase Savings Bank Inc. sub. deb. 9-1/4s, 2005       276,075
 2,200,000     Citicorp sub. notes 7-1/8s, 2005                         2,261,116
   250,000     Comdata Network, Inc. sr. notes 12-1/2s, 1999              279,375
 3,150,000     Den Danske Bank 144A sub. notes 6.55s, 2003              3,065,013
 2,000,000     Goldman, Sachs & Co. 144A deb. 8s, 2013                  2,089,400
 2,000,000     Great Western Financial Corp. notes 6-1/8s, 1998         1,998,180
   175,000     Keystone Group, Inc. sr. secd. notes 9-3/4s, 2003          169,750
 2,100,000     Midlantic Banks deb. 9-7/8s, 1999                        2,357,481
 3,200,000     Penn Central Corp. sub. notes 10-7/8s, 2011              3,309,280
   250,000     Phoenix Re Corp. sr. notes 9-3/4s, 2003                    264,375
   200,000     Reliance Group Holdings, Inc. sr. sub. deb. 9-3/4s,
                2003                                                      203,500
 2,500,000     Riggs National Corp. sub. deb. 8-1/2s, 2006              2,600,000
 2,000,000     Scotland International Finance 144A sub. notes
                8.85s, 2006 (United Kingdom)                            2,282,500
   200,000     Terra Nova Insurance Holdings sr. notes 10-3/4s,
                2005 (United Kingdom)                                     216,000
                                                                       23,981,254

Lodging (0.2%)
   175,000     HMH Properties Inc. 144A sr. notes 9-1/2s, 2005            175,875
   300,000     John Q. Hammons Hotels 1st mtge. notes 8-7/8s, 2004        292,500
   300,000     La Quinta Motor Inns, Inc. deb. 9-1/4s, 2003               315,000
                                                                          783,375

Metals and Mining (0.3%)
   175,000     Inland Steel Co. 1st mtge. 12s, 1998                       192,500
   250,000     Ispat Mexicana, SA 144A notes 10-3/8s, 2001 (Mexico)       220,000
   250,000     Kaiser Aluminum & Chemical Co. sr. notes 9-7/8s,
                2002                                                      256,250
   750,000     Noranda Inc. notes 7s, 2005 (Canada)                       753,473
                                                                        1,422,223

Motion Picture Distribution (0.1%)
   150,000     AMC Entertainment, Inc. sr. sub. deb. 12 5/8s, 2002        166,500
   250,000     United Artists Inc. notes 11-1/2s, 2002                    267,500
                                                                          434,000

Oil and Gas (2.1%)
   250,000     Chesapeake Energy Corp. sr. notes 10-1/2s, 2002            252,500
   200,000     Gulf Canada Resources Ltd. sr. sub. notes 9-5/8s,
                2005 (Canada)                                             204,500
 4,400,000     Occidental Petroleum Corp. sr. notes 11-3/4s, 2011       4,691,852
 1,965,000     Parker & Parsley Petroleum Co. sr. notes 8-7/8s,
                2005                                                    2,157,786
   250,000     Trans Texas Gas Corp. sr. secd. notes 11-1/2s, 2002        261,250
   250,000     Triton Energy sr. sub. disc. notes stepped-coupon
                zero % (9-3/4s, 12/15/96), 2000++                         231,250
 2,030,000     Union Texas Petroleum sr. note 8-3/8s, 2005              2,174,252
                                                                        9,973,390

19

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                             VALUE

Packaging & Container (0.1%)
$  250,000     Ivex Packaging Corp. sr. sub. notes 12-1/2s 2002       $   268,750

Railroads (0.1%)
   250,000     Westinghouse Air Brake sr. notes 9-3/8s, 2005              261,250

Retail (1.0%)
   750,000     County Seat Stores Inc. sr. sub. notes 12s, 2002           675,000
 1,035,000     Kmart Corp. pass-through certificate Ser. 95-K3,
                8.54s, 2015                                               934,088
   250,000     Loehmanns' Holdings, Inc. sr. notes 10-1/2s, 1997          250,000
   200,000     Revco D.S., Inc. sr. notes 9-1/8s, 2000                    210,000
   500,000     Safeway, Inc. med. term notes 8.57s, 2003                  530,000
 2,000,000     Sears, Roebuck & Co. med. term notes 5.91s, 1999         1,979,040
                                                                        4,578,128

Textiles (--%)
   200,000     Reeves Industries Inc. sr. sub. notes 11s, 2002            196,000

Transportation (0.1%)
   455,000     Blue Bird Body Co. Ser. B, sub. deb. 11-3/4s, 2002         466,375
   230,000     Viking Star Shipping sr. secd. notes 9-5/8s, 2003          236,325
                                                                          702,700

Utilities (4.7%)
 2,500,000     Arkla, Inc. notes 8-7/8s, 1999                           2,652,175
 1,065,000     Citizens Utilities Co. bonds 7.68s, 2034                 1,220,000
   225,000     Cleveland Electric Illuminating Co. 1st mtge. Ser.
                B, 9-1/2s, 2005                                           225,000
    75,000     First PV Funding deb. 10.15s, 2016                          75,938
 1,100,000     Gulf States Utilities Co. 1st mtge. bonds 8.7s, 2024     1,151,260
   796,564     Midland Cogeneration Ventures deb. 10.33s, 2002            836,392
   200,000     Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005        211,000
 5,000,000     Old Dominion Electric Co. Ser. 93-A, 1st mtge.
                Sinking Fund, 7.78s, 2023                               5,279,900
   175,000     Texas New Mexico Power deb. 12-1/2s, 1999                  196,875
 1,685,000     Texas New Mexico Power Utilities 1st mtge. 9-1/4s,
                2000                                                    1,784,567
 4,700,000     Texas Utilities Electric Co. secd. lease fac. bonds
                7.46s, 2015                                             4,832,446
 4,350,000     Toledo Edison med. term. notes 1st mtge. Ser. A,
                7.82s, 2003                                             4,166,865
                                                                       22,632,418
               Total Corporate Bonds and Notes
                (cost $91,336,732)                                    $91,973,417

CONVERTIBLE BONDS AND NOTES (5.1%)*
PRINCIPAL AMOUNT                                                             VALUE

Automotive (0.2%)
$900,000     Magna International cv. sub. deb. 5s, 2002                $ 913,500

Business Equipment and Services (0.1%)
 600,000     Unisys Corp. cv. sub. notes 8-1/4s, 2000                    495,000

Computer Services and Software (0.1%)
 200,000     Sterling Software, Inc. cv. deb. 5-3/4s, 2003               328,750

CONVERTIBLE BONDS AND NOTES
PRINCIPAL AMOUNT                                                             VALUE

Consumer Non Durables (0.3%)
$1,750,000     Coleman Worldwide Corp. cv. sr. sec. notes Liquid
                Yield Option Note (LYON) zero %, 2013                  $  516,250
 1,500,000     Standard Commercial Corp. cv. sub. deb. 7-1/4s, 2007     1,095,000
                                                                        1,611,250

Consumer Services (1.0%)
 3,000,000     Boston Market Inc. cv. notes LYON zero %, 2015             870,000
 2,400,000     Comcast Corp. cv. notes 1-1/8s, 2007                     1,182,000
 1,500,000     Hollinger, Inc. cv. LYON zero %, 2013                      455,625
 1,500,000     Pharmaceutical Marketing Services Inc. 144A cv. deb.
                6-1/4s, 2003                                            1,200,000
 2,000,000     Rogers Communications cv. deb. 2s, 2005                  1,012,500
                                                                        4,720,125

Electronics and Electrical Equipment (0.2%)
 2,600,000     ADT Operations Inc. cv. sub. notes zero %, 2010          1,170,000

Environmental Control (0.1%)
   335,000     WMX Technologies, Inc. cv. sub. notes 2s, 2005             279,725

Food and Beverages (0.2%)
 1,000,000     Grand Metropolitan PLC cv. unsub. notes 6-1/2s, 2000     1,130,000

Health Care (0.5%)
 1,000,000     Integrated Health Services cv. sr. sub. deb. 5-3/4s,
                2001                                                      955,000
 1,200,000     Quantum Health Resources, Inc. cv. deb. 4-3/4s, 2000       933,000
   750,000     Theratx Inc. cv. sub. 8s, 2002                             697,500
                                                                        2,585,500

Insurance and Finance (0.7%)
   200,000     Banco Nacional de Mexico SA cv. bonds 7s, 1999
                (Mexico)                                                  156,000
 2,700,000     Mitsubishi Bank Ltd. International Finance
                cv. trust guaranteed notes 3s, 2002 (Bermuda)           2,801,250
   500,000     Trenwick Group, Inc. cv. deb. 6s, 1999                     531,875
                                                                        3,489,125

Metals and Mining (0.2%)
 1,000,000     Quanex Corp. cv. sub. deb. 6.88s, 2007                     917,500

Oil and Gas (0.1%)
   500,000     Apache Corp. 144A cv. sub. deb. 6s, 2002                   531,875

Pharmaceuticals (0.6%)
 5,800,000     Roche Holdings, Inc. 144A cv. unsub. LYON zero %,
                2010 (Switzerland)                                      2,407,000
   375,000     Sandoz Capital BVI Ltd. 144A cv. company guaranty
                2s, 2002                                                  329,063
                                                                        2,736,063

Real Estate (0.3%)
 1,000,000     Camden Property Trust cv. sub. deb. 7.33s, 2001            941,250
   600,000     Liberty Property Trust cv. sub. deb. 8s, 2001              615,000
                                                                        1,556,250

21

CONVERTIBLE BONDS AND NOTES
PRINCIPAL AMOUNT                                                             VALUE

Telecommunications (0.2%)
$1,000,000     Cellular Communications, Inc. 144A cv. sub. deb.
                zero %, 1999                                          $   825,000

Transportation (0.3%)
   900,000     AMR Corp. cv. sub. deb. 6-1/8s, 2024                       877,500
   365,000     Alaska Air Group cv. deb. 6-1/2s, 2005                     344,013
                                                                        1,221,513
               Total Convertible Bonds and Notes
                (cost $23,708,752)                                    $24,511,176

COLLATERALIZED MORTGAGE OBLIGATIONS (3.4%)*
PRINCIPAL AMOUNT                                                            VALUE
$  809,675    Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
               7.461s, 2024                                          $   536,410
   876,663    Housing Securities Inc. Ser. 91-B, Class B6, 9s,
               2006                                                      875,431
   202,778     Ser. 93-J, Class J4, 6.66s, 2009                          169,383
    92,171     Ser. 93-J, Class J5, 6.66s, 2009                           65,902
   163,043     Ser. 94-1, Class AB1, 6-1/2s, 2009                        132,880
 2,290,001    Nationsbank of Texas N.A. 144A FRN secd. notes, Ser.
               95-1, 7.7s, 1999                                        2,288,948
   706,869    Prudential Home Loan Corp. Ser. 92-25, Class B3,
               8s, 2022                                                  565,716
 2,189,738    Prudential Home Mortgage Securities 144A Ser. 94-A
               Class 4B, 6.8s, 2024                                    2,029,956
   583,517     144A Ser. 94-D Class 3B, 6.31s, 2009                      535,559
   816,278     144A Ser. 94-D Class B4, 6.312s, 2009                     675,726
 3,066,814     144A Ser. 95-C, Class B1, 7.84s, 2001                   3,085,503
   758,515     Ser. 92-13 Class B3, 7-1/2s, 2007                         642,012
   853,671     Ser. 93-36, Class M, 7-1/4s, 2023                         839,666
 1,805,710     Ser. 93-B, Class 5B, 7.8366s, 2023                      1,108,255
 2,138,358     Ser. 93-D, Class 2B, 7.1082s, 2023                      1,949,247
 1,029,087     Ser. 93-E, Class 5B, 7.3935s, 2023                        590,438
   206,990     Ser. 94-31, Class B3, 8s, 2009                            176,912
              Total Collateralized Mortgage Obligations
               (cost $15,614,125)                                    $16,267,944

CONVERTIBLE PREFERRED STOCKS (2.8%)*
NUMBER OF SHARES                                                           VALUE

Automotive (0.5%)
23,000     Ford Motor Co. Ser. A, $4.20 dep. shs. cv. pfd.          $2,162,000

Broadcasting (--%)
 1,500     Granite Broadcasting $1.938 cv. pfd.                         77,250

Consumer Non Durables (0.5%)
20,000     Corning Deleware (L.P.) $3.00 cv. pfd.                      900,000
36,000     Fieldcrest Cannon Ser. A, $3.00 cv. pfd.                  1,656,000
                                                                     2,556,000

Energy-Related (0.2%)
18,000     Diamond Shamrock, Inc. 144A $2.50 cv. pfd.                1,019,250

CONVERTIBLE PREFERRED STOCKS
NUMBER OF SHARES                                                         VALUE

Entertainment (--%)
20,000     Bally Entertainment Corp. $2.00 cv. pfd.               $   222,500

Food and Beverages (0.2%)
15,000     Chiquita Brands Intl. Inc. Ser. A, $5.75 cv. pfd.          753,750

Health Maintenance Organizations (--%)
12,000     FHP International Corp. Ser. A, $1.25 cv. pfd.             285,000

Insurance and Finance (0.3%)
 9,000     Sovereign Bancorp Inc. $3.13 cv. pfd.                      509,625
25,000     Union Planters Corp. Ser. E, $2.00 cv. pfd.                950,000
                                                                    1,459,625
Metals and Mining (0.6%)
89,000     Freeport-McMoRan Copper & Gold Co., Inc.
            stepped-coupon $1.25 ($1.75, 8/1/96)++                  2,124,875
20,000     Pittston Mineral Corp. $6.25 cv. pfd.                      700,000
                                                                    2,824,875
Oil and Gas (0.5%)
23,000     Ashland, Inc. $3.125 cv. pfd.                            1,259,250
21,000     Tejas Gas Corp. $2.65 cv. pfd.                             966,000
                                                                    2,225,250
           Total Convertible Preferred Stocks
            (cost $13,908,723)                                    $13,585,500

FOREIGN GOVERNMENT BONDS AND NOTES (2.6%)*
PRINCIPAL AMOUNT                                                                 VALUE
DEM   5,950,000    Germany (Republic of) 7-1/8s, 2003                      $ 4,437,682
USD     742,000    Quebec (Government of) deb. 8-5/8s, 2005                    828,020
GBP   4,108,000    United Kingdom Treasury bonds 9-3/4s, 2002                7,178,710
                   Total Foreign Government Bonds and Notes (cost
                    $12,120,323)                                           $12,444,412

UNITS (0.1%)*
NUMBER OF UNITS                                                             VALUE
475     ICF Kaiser International, Inc. sr. sub. units 12s, 2003          $446,500
250     Total Renal Care, Inc. units stepped-coupon zero %
         (12s, 8/15/99), 2004++                                           256,250
        Total Units (cost $686,536)                                      $702,750

WARRANTS (--%)*+
NUMBER OF WARRANTS                                                       EXPIRATION DATE        VALUE
 95                 General Media Corp. 144A                                  12/31/00        $   950
900                 Louisiana Casino Cruises, Inc. 144A                        12/1/98         13,500
                    Total Warrants (cost $7,273)                                              $14,450

SHORT-TERM INVESTMENTS (2.1%)* (cost $9,930,616)
PRINCIPAL AMOUNT                                                          VALUE
$9,929,000     Interest in $357,916,000 joint repurchase
                agreement dated October 31, 1995 with Lehman
                Brothers Inc., due November 1, 1995 with
                respect to various U.S. Treasury
                obligations--maturity value of $9,930,616 for
                an effective yield of 5.86%                        $  9,930,616
                Total Investments (cost $447,806,517)***           $474,785,833

   *Percentages indicated are based on net assets of $479,319,744.

   +Non-income-producing security.

  ++The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividends at this rate.

++++Income may be received in cash or additional securities at the discretion of the issuer.

 ***The aggregate identified cost for federal income tax purposes is $448,189,853, resulting in gross unrealized appreciation and depreciation of $37,545,694 and $10,949,714, respectively, or net unrealized appreciation of $26,595,980.

    The rates shown on FRN, which are securities paying interest rates that vary to changes in the market interest rates, are the current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

   Forward Currency Contracts to Sell at October 31, 1995

                       Market        Aggregate      Delivery     Unrealized
                       Value         Face Value      Date      (Depreciation)
British Pounds      $ 6,670,868     $ 6,541,951     12/13/95      $(128,917)
Deutschemarks         4,116,306       3,941,315     12/13/95       (174,991)
                    $10,787,174     $10,483,266                   $(303,908)

ADR or ADS after the name of a holding stands for American Depository Receipt or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
October 31, 1995

Assets
Investments in securities, at value (identified cost $447,806,517) (Note 1)     $474,785,833
Cash                                                                                  35,882
Dividends, interest and other receivables                                          5,492,052
Receivable for shares of the fund sold                                               125,249
Receivable for securities sold                                                    22,750,815
Total assets                                                                     503,189,831

Liabilities
Payable for securities purchased                                                  21,673,203
Payable for shares of the fund repurchased                                           225,824
Payable for compensation of Manager (Note 2)                                         783,737
Payable for administrative services (Note 2)                                             811
Payable for compensation of Trustees (Note 2)                                            484
Payable for investor servicing and custodian fees (Note 2)                           206,697
Payable for distribution fees (Note 2)                                               108,863
Other accrued expenses                                                               130,212
Payable for open forward currency contracts                                          303,908
Payable for closed forward currency contracts                                        436,348
Total liabilities                                                                 23,870,087
Net assets                                                                      $479,319,744

Represented by
Paid-in capital (Note 4)                                                        $443,897,838
Undistributed net investment income (Note 1)                                         303,908
Accumulated net realized gain on investment transactions (Note 1)                  8,437,582
Net unrealized appreciation of investments and assets and liabilities in
foreign currencies                                                                26,680,416
Total--Representing net assets applicable to capital shares outstanding         $479,319,744
Computation of net asset value and offering price
Net asset value and redemption price of class A shares
($468,724,515 divided by 47,634,945 shares)                                            $9.84
Offering price per share (100/94.25 of $9.84)*                                        $10.44
Net asset value and offering price of class B shares
($10,073,396 divided by 1,027,902 shares)**                                            $9.80
Net asset value and redemption price of class M shares
($521,833 divided by 53,154 shares)                                                    $9.82
Offering price per share (100/96.50 of $9.82)*                                        $10.18

 *On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended October 31, 1995

Investment income:
Interest                                                                          $19,544,542
Dividends (net of foreign tax of $35,667)                                           8,107,245
Total investment income                                                            27,651,787

Expenses:
Compensation of Manager (Note 2)                                                    2,979,923
Investor servicing and custodian fees (Note 2)                                        832,039
Compensation of Trustees (Note 2)                                                      17,134
Reports to shareholders                                                                78,765
Auditing                                                                               47,525
Legal                                                                                  22,297
Postage                                                                               121,189
Distribution fees--class A (Note 2)                                                 1,129,769
Distribution fees--class B (Note 2)                                                    66,028
Distribution fees--class M (Note 2)                                                       823
Administrative services (Note 2)                                                        9,711
Other                                                                                  41,436
Total expenses                                                                      5,346,639
Expense reduction (Note 2)                                                           (246,764)
Net expenses                                                                        5,099,875
Net investment income                                                              22,551,912
Net realized gain on investments (Notes 1 and 3)                                    9,314,099
Net realized gain on forward currency contracts and foreign currency
translation (Notes 1 and 3)                                                           362,878
Net unrealized appreciation of investments, forward currency contracts and
foreign currency translation during the year                                       48,139,850
Net gain on investments                                                            57,816,827
Net increase in net assets resulting from operations                              $80,368,739

    The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                               Year ended
                                                               October 31
                                                         1995            1994
Increase (decrease) in net assets
Operations:
Net investment income                                $ 22,551,912    $ 24,396,806
Net realized gain on investments and foreign
currency translation                                    9,676,977       5,850,454
Net unrealized appreciation (depreciation) of
investment and assets and liabilities in foreign
currencies                                             48,139,850     (34,072,630)
Net increase (decrease) in net assets resulting
from operations                                        80,368,739      (3,825,370)
Distributions to shareholders:
From net investment income:
Class A                                               (22,841,206)    (24,376,662)
Class B                                                  (278,156)        (41,307)
Class M                                                    (3,268)              --
From net realized gain on investments
Class A                                                   (23,194)     (5,806,154)
Class B                                                      (500)        (44,300)
Class M                                                       (26)              --
In excess of net realized gain on investments
Class A                                                        --        (176,371)
Class B                                                        --          (1,346)
Class M                                                        --               --
Decrease from capital share transactions (Note 4)     (37,398,366)    (57,623,727)
Total increase (decrease) in net assets                19,824,023     (91,895,237)
Net assets
Beginning of year                                     459,495,721     551,390,958
End of year (including undistributed net
investment income of $303,908 and $0,
respectively)                                        $479,319,744    $459,495,721

    The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                     For the period                   February 1, 1994
                                                     March 17, 1995                      (commencement
                                                      (commencement                     of operations)
                                                  of operations) to     Year ended                  to
                                                         October 31     October 31          October 31
                                                               1995           1995                1994
                                                            Class M                  Class B
Net asset value, beginning of period                          $8.88          $8.67               $9.31
Investment operations
Net investment income                                           .25            .38                 .34
Net realized and unrealized gain (loss) on investments          .90           1.15                (.60)
Total from investment operations                               1.15           1.53                (.26)
Less distributions:
From net investment income                                     (.21)          (.40)               (.27)
From net realized gain on investments                            --             --                (.11)
Tax returns of capital                                           --             --                  --
Total distributions                                            (.21)          (.40)               (.38)
Net asset value, end of period                                $9.82          $9.80               $8.67
Total investment return at net asset value (%) (a)            13.13(b)       18.25               (2.75)(b)
Net assets, end of period (in thousands)                       $522        $10,073              $4,196
Ratio of expenses to average net assets (%) (c)                1.09(b)        1.91                1.34(b)
Ratio of net investment income to average
net assets (%)                                                 2.76(b)        4.09                3.20(b)
Portfolio turnover (%)                                       131.00         131.00              125.69

  *During fiscal year 1992, the fund expanded its investment flexibility to include corporate bonds, foreign securities, warrants and restricted securities. Accordingly, results of operations prior to fiscal 1992, as presented above, may not reflect those that would have been achieved under the fund's current investment policies. (Note 1).
(a)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)Not annualized.
(c)The ratio of expenses to average net assets for the year ended October 31, 1995 included amounts paid through brokerage service and expenses offset arrangements. Prior period ratios exclude these amounts. See Note 2.

                                Year ended October 31
               1995          1994          1993         1992*           1991
                                        Class A
              $8.68         $9.28         $8.50         $8.56          $7.47

                .45           .43           .45           .16            .21
               1.17          (.49)          .99           .74           1.87
               1.62          (.06)         1.44           .90           2.08

               (.46)         (.43)         (.45)         (.16)          (.19)
                 --          (.11)         (.21)         (.80)          (.75)
                 --            --            --            --           (.05)
               (.46)         (.54)         (.66)         (.96)          (.99)
              $9.84         $8.68         $9.28         $8.50          $8.56
              19.32          (.61)        17.68         11.15          29.29
           $468,725      $455,299      $551,391      $633,181       $699,858
               1.15          1.08          1.02          1.11           1.09
               4.93          4.92          5.06          1.87           2.56
             131.00        125.69        224.28        118.43         135.18

Notes to financial statements
October 31, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund's Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discount on zero-coupon, stepped-coupon and payment in kind bonds is accreted according to the effective yield method.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, Putnam Management believes the likelihood of such a loss to be remote.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with the income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, market discount, paydown gains and losses on mortgage backed securities and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribu-tion (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $874,626 to increase undistributed net investment income and $1,423 to increase paid-in-capital, with a decrease to accumulated net realized gains of $876,049. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next over $500 million, and 0.45% of any amount over $1.5 billion. This fee is subject, under current law, to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest, taxes and credits allowed by PFTC) of the fund exceed 2.5% of the first $30 million of average net assets. 2.0% of the next $70 million and 1.5% of any amount over $100 million, and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,010, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the funds are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $246,764 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such expense offset arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $55,650 from the sale of class A shares, $11,307 in contingent deferred sales charges from redemptions of class B shares, and net commissions of $1,075 from the sale of class M shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A. For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received no deferred sales charges on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $253,522,893 and $274,302,581, respectively. Purchases and sales of U.S. government obligations aggregated $321,491,746 and $332,631,061, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, class A, class B and class M capital shares. Transactions in capital shares were as follows:

                                            Year ended October 31
                                    1995                            1994
Class A                    Shares          Amount          Shares          Amount
Shares sold               3,666,969     $ 34,258,708      1,996,341     $ 17,703,585
Shares issued in
connection with
reinvestment of
distributions             1,527,615       13,617,752      1,913,722       16,905,211
                          5,194,584       47,876,460      3,910,063       34,608,796
Shares repurchased       (9,988,950)     (90,819,921)   (10,870,674)     (96,488,990)
Net decrease             (4,794,366)    $(42,943,461)    (6,960,611)    $(61,880,194)

                                                          For the period
                                                         February 1, 1994
                                                         (commencement of
                               Year ended                 operations) to
                               October 31                   October 31
                                  1995                         1994
Class B                   Shares        Amount        Shares      Amount
Shares sold               869,347    $ 8,068,014     528,835       $4,648,625
Shares issued in
connection with
reinvestment of
distributions              19,011        171,458       5,566           48,364
                          888,358      8,239,472     534,401        4,696,989
Shares repurchased       (344,450)    (3,202,711)    (50,407)        (440,522)
Net increase              543,908    $ 5,036,761     483,994       $4,256,467

                                   For the period March 17, 1995
                                    (commencement of operations)
                                           to October 31
                                                1995
Class M                               Shares          Amount
Shares sold                           53,846         $515,096
Shares issued in connection
with reinvestment of
distributions                            288            2,727
                                      54,134          517,823
Shares repurchased                      (980)          (9,489)
Net increase                          53,154         $508,334

Federal tax information (Unaudited)

The fund has designated 25.45% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward P. Bousa
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS                          Bulk Rate
         The Putnam Funds                   U.S. Postage
         One Post Office Square             PAID
         Boston, Massachusetts 02109        Putnam
                                            Investments

21701-034/243/908   12/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6) Trademark symbol replaced with (TM); Service Mark symbol is replaced with (SM)